Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of aVinci Media Corporation (the “Company”) on Form 10-K for the period   ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chett B. Paulsen, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section   1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2009	By:	/s/ Chett B. Paulsen
Chett B. Paulsen
President, Chief Executive Officer (Principal Executive Officer)